UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

SIRVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 9, 2007, SIRVA, Inc. (“SIRVA”) issued a press release announcing financial results for the six months ended June 30, 2007 (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, SIRVA expects to hold a conference call at 5:00 p.m. (Eastern) on August 9, 2007 to discuss in more detail the 2007 financial results disclosed in the Press Release (the “Conference Call”).  A copy of the script to be followed during the Conference Call is attached hereto as Exhibit 99.2 (the “Script”) and is incorporated herein by reference.  The Script will also be posted to SIRVA’s website at www.sirva.com.  The information presented in SIRVA’s website is not part of this current report on Form 8-K.

Both the Script and the Press Release, in addition to discussing certain financial measures recognized under generally accepted accounting principles (“GAAP”), include earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) from continuing operations. This non-GAAP financial measure is provided as additional information for investors and is not in accordance with, or an alternative for, GAAP and may be different than measures used by other companies.  SIRVA’s management uses EBITDA for reviewing its financial results and for business planning and performance assessment. SIRVA believes that this presentation allows investors to evaluate the current operational and financial performance of SIRVA’s business. A reconciliation of EBITDA from continuing operations to operating income from continuing operations, the most directly comparable GAAP measure, is included in the Press Release.

The information in this Item 2.02 and Exhibits 99.1 and 99.2 is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2007, SIRVA’s Board of Directors (the “Board”) appointed Robert W. Tieken as SIRVA’s Chief Executive Officer, effective immediately.  Mr. Tieken had been serving as SIRVA’s interim Chief Executive Officer since April 1, 2007.

Mr. Tieken, age 68, has also served as a director of SIRVA since July 2006. Mr. Tieken served as the Chairman of the Audit Committee from December 2006 until March 2007. Mr. Tieken was the Executive Vice President and Chief Financial Officer of The Goodyear Tire & Rubber Company from 1994 until his retirement in May 2004. He serves as a director and chair of the audit committee of Graphic Packaging Corporation.

For further information regarding Mr. Tieken’s appointment, see Item 5.02 of SIRVA’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2007, which is incorporated herein by reference. In addition, a copy of the Press Release, which announces Mr. Tieken’s appointment, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

The Script and the information provided in response to Item 2.02 of this current report on Form 8-K are incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

 (d)         Exhibits

99.1	Press Release, dated August 9, 2007.

99.2	Script to be followed by representatives of SIRVA during a conference call with investors to be held at 5:00 p.m. (Eastern) on August 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: August 9, 2007

	By:	/s/ James J. Bresingham
	Name:	James J. Bresingham
	Title:	Executive Vice President, Chief Accounting Officer and Acting Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release, dated August 9, 2007.

99.2	Script to be followed by representatives of SIRVA during a conference call with investors to be held at 5:00 p.m. (Eastern) on August 9, 2007.